Exhibit
                                                                         99.2


                         REALTY PARKING PROPERTIES II L.P.

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002






In connection with the filing of Realty Parking Properties II L.P.'s (the "Fund") Quarterly Report on Form 10-Q for the period ending September 30,
2002 with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy M. Gisriel, the Chief Financial Officer of Realty Parking Company II, Inc., General Partner of the Fund, certify, pursuant to 18
U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)      The Report fully complies with the requirements of
                  section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



Date:  11/12/02                     By:  /s/   Timothy M. Gisriel

                                    Timothy M. Gisriel
                                    Chief Financial Officer
                                    Realty Parking Company II, Inc.
                                    General Partner